UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 8, 2021

SolarWindow Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	59-3509694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9375 E. Shea Blvd., Suite 107-B, Scottsdale, AZ 85260

(Address of Principal Mr. Rhee Offices) (Zip Code)

(800) 213-0689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

The Company has been notified that on December 8, 2021 (the "Completion Date") Kalen Capital Corporation ("KCC"), a company formed and existing under the laws of Alberta, Canada, and its relevant subsidiaries, wholly-owned by Harmel S. Rayat ("Mr. Rayat") and Light Quantum Energy Holdings ("LQE"), a company incorporated and registered in the Cayman Islands, the outstanding voting securities of which are wholly-owned by John Rhee ("Mr. Rhee") and his common-law spouse Seongae Ko, entered into and consummated an agreement (the “Purchase and Sale Agreement”) as amended by agreement of even date therewith (the “Corrective Amendment,”), pursuant to which LQE purchased from KCC and KCC sold to LQE (i) 32,984,331 shares (the “Purchased Shares”) of the common stock of SolarWindow Technologies, Inc. (the “Company”), (ii) 16,780,167 cash only warrants to purchase up to 16,780,167 shares of the Company’s common stock (the “Cash Based Warrants”) and (iii) 1,781,750 cashless warrants to purchase up to 1,781,750 shares of the Company’s common stock (the “Cashless Based Warrants”, and collectively with the Cash Based Warrants, the “Warrants”).

The Purchased Shares and the Warrants are herein referred to as the “Sale Shares.” The Purchase and Sale Agreement, as amended by the Corrective Amendment is herein referred to as the “SPA.” All other capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase and Sale Agreement or the Corrective Amendment, as the case may be, a copy of each of which is attached to this Form 8-K as Exhibit 10.1 and 10.2 respectively.

The Purchased Shares represent approximately 62% of the Company’s issued and outstanding Shares; and, together with the shares of the Company’s Common Stock issuable upon the exercise of the Warrants, LQE’s beneficial ownership is approximately 72%. The Warrants provide the holder thereof with right to purchase up to an aggregate of 18,561,917 shares of the Company’s common stock.

Mr. Rayat is the Company’s founder and, until the Completion Date, the Company’s controlling stockholder through his ownership of KCC. Mr. Rhee is a director and president of the Company and also serves as the president and director of SolarWindow Asia Co, Ltd., the Company’s indirectly wholly-owned South Korean subsidiary.

Pursuant to the Purchase and Sale Agreement, the total consideration (the “Consideration”) for the purchase of the Sale Shares payable by the Buyer to the Seller in cash as follows:

(a)	$47.50 million (Canadian Dollars) (approximately US$37,402,000 on the Completion Date) to be paid on or prior to on the date that is one hundred twenty (120) calendar days after the Completion Date (or if such date is not a Business Day, the next Business Day following such date) (the “Initial Payment Deadline”); and

(b)	$16.5 million (Canadian Dollars) (approximately US$12,992,000 on the Completion Date) additional penalty if the Consideration is paid after the Initial Payment Deadline, but no later than a date that is two hundred forty (240) days after the Initial Payment Deadline (the “Final Payment Deadline”).

In the event that the Consideration has not been paid (the “Non-Payment Event”) on the date of either:

(a)	the Initial Payment Deadline or the Final Payment Deadline without LQE having served a notice on KCC in relation to exercising its right to defer payment of the Consideration, under as provided in Clause 3.3 of the SPA, to no later than the Final Payment Deadline; or

(b)	the Final Payment Deadline.

then, within five (5) Business Days after the occurrence of a Non-Payment Event, LQE shall transfer, for nil consideration, the Repurchase Shares to KCC (or its nominee).

Pending payment of the Consideration, Clause 7 of the SPA states that LQE shall not and shall ensure that the Company shall not do any of the following:

“(a)	change or replace (or permit any change or replacement) of the articles of association of the Company;

(b)	issue or permit the issuance of new shares, warrants, options, or other securities which would increase the issued share capital of the Company by greater than 20%, unless issuance of such share capital is required for raising operating capital or enabling business operations;

(c)	terminate the appointment / employment (as the case may be) of any of the persons who are, as at the date hereof, directors of the Company / members of Executive Management of the Company, in each case, not including (i) lawful termination of such person for cause, or (ii) circumstances where such persons voluntarily resign or retire, or (iii) circumstances where an appointment of such persons is deemed necessary to advancing the business of the Company;

(d)	appoint / employ (as the case may be) of additional persons to the office of director of the Company / as a member of Executive Management of the Company, except where such appointment is deemed necessary to advancing the business of the Company;

(e)	transfer, assign, or license to or from any third party any Intellectual Property Rights fundamental to the business of the Company, except where such transfer, assignment, or license agreements are deemed necessary to advancing the operations of the Company;

(f)	sell, transfer or otherwise dispose of any shares in the capital of the Company amounting to a Controlling Interest (or enter into an agreement to do so);

(g)	incur capital expenditure of the Company that is consistent (sic) with its historical operating requirements;

(h)	sell or dispose of any assets valued greater than $500,000;

(i)	exercise any Warrants; and

(j)	borrow any sum in excess of $100 million (USD) or raise any equity finance in excess of $200 million (USD).”

The Purchase and Sale Agreement also includes mutual representations and indemnification provisions.

The Corrective Amendment amended the SPA by (i) by amending the recitals of paragraph A of the recitals to the SPA by setting forth the number of shares of the Company’s common stock issued and outstanding as 53,198,399, (ii) by amending the definition of “Sale Shares,” in Clause 1.1 of the Purchase and Sale Agreement, to mean the 32,984,331 and 16,780,167 cash only Warrants (as and 1,781,750 cashless Warrants, and (iii) by clarifying the definition of “Buyer Indemnified Parties” and “Seller Indemnified Parties” in Clause 8 of the SPA.

The SPA may be further amended only by a written agreement signed by both KCC and LQE.

The foregoing summary of each of the Purchase and Sale Agreement and the Corrective Amendment is not complete and is qualified in its entirety by reference, respectively, to the Purchase and Sale Agreement and the Corrective Amendment, a copy of each of which, along with the consent of LQE and KCC to file the same, is filed as Exhibit 10.1, 10.2, and 10.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

It is the Company’s understanding that the Consideration for the Sale Shares will be funded through investment funds to be procured by LQE. It is the Company’s understanding that, except as provided in Clause 7 of the Purchase and Sale Agreement there are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters. Failure to pay the full Consideration in accordance with the provisions set forth in the SPA, may result in KCC (and, presumably its Relevant Subsidiaries) exercising its option to acquire the Repurchase Shares.

KCC continues to own 2,654,520 shares of the Company’s common stock, which represents approximately 4.99% of the Company’s issued and outstanding shares.

The following table sets forth certain information as of the Completion Date as to all persons who are known by us to beneficially own more than 5% of our outstanding shares of common stock.

Name and Address of Beneficial Owner (1)	Number of shares Beneficially Owned (2)	% of Class Owned (2)
Directors and Officers
Jatinder S. Bhogal (3)	3,713,000	6.53
John Rhee (5)	53,546,248	72.59

5% Shareholders
Light Quantum Energy Holdings c/o Maples Corporate Services Limited PO Box 309 Ugland House, Grand Cayman, KY1-1104 Cayman Islands	51,546,248	71.83

(1) Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock and except as indicated the address of each beneficial owner is 9375 E Shea Blvd., Suite 107-B, Scottsdale, AZ 85260.

(2) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 53,198,399 shares of common stock issued and outstanding as of the Completion Date. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3) Includes 90,000 shares of common stock and 3,623,000 shares of common stock reserved for issuance upon the exercise of vested stock options. Does not include 25,000 shares of common stock reserved for issuance upon exercise of stock options granted under the 2006 Plan that have not yet vested.

(4) Light Quantum Energy Holdings is a private company controlled by Mr. John Rhee, our President and Director, and his common-law spouse Seongae Ko. In such capacity, Mr. Rhee may be deemed to have beneficial ownership of these shares. The number of shares reflected above is as of the Completion Date based upon the review of our transfer records and information provided to us by Light Quantum Energy Holdings and includes: (a) 32,984,331 shares owned by Light Quantum Energy Holdings; (b) up to 246,000 shares issuable upon exercise of a Series M Warrant; (c) up to 767,000 shares issuable upon exercise of a Series N Warrant; (d) up to 213,500 shares issuable upon exercise of a Series P Warrant; (e) up to 468,750 shares issuable upon exercise of a Series R Warrant; (f) up to 300,000 shares issuable upon exercise of a Series S-A Warrant; and (g) 16,566,667 shares issuable upon exercise of a Series T Warrant.

(5) Includes the shares described under No. 4 above and 2,000,000 shares of common stock reserved for issuance upon the exercise of vested stock options granted to Mr. Rhee pursuant to the 2006 Plan. Does not include 500,000 shares of common stock reserved for issuance upon exercise of stock options granted under the 2006 Plan that have not yet vested.

The disclosures in this Item 5.01 contain information concerning LQE, KCC and the Purchase and Sale Agreement, as amended, provided respectively by Messrs. Rhee and Rayat.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On December 14, 2021 the Company issued a press release related to the LQE/Kalen Transaction titled: “Management Acquires SolarWindow Majority Ownership” a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information presented in this document, the matters discussed in this Report, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Report should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Report. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Report and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

The information presented in Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement dated December 8, 2021, between Kalen Capital Corporation and its relevant subsidiaries, including but not necessarily limited to Kalen Capital Holdings LLC, and Light Quantum Energy Holdings.
10.2	Corrective Amendment dated December 8, 2021, to the Agreement dated December 8, 2021, between Kalen Capital Corporation and its relevant subsidiaries, including but not necessarily limited to Kalen Capital Holdings LLC), and Light Quantum Energy Holdings.
10.3	Consent of Kalen Capital Corporation and Light Quantum Energy Holdings to the Company’s filing of the Purchase and Sale Agreement and the Corrective Amendment.
99.1	Press release dated December 14, 2021, titled: “Management Acquires SolarWindow Majority Ownership”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on December 14, 2021.

SolarWindow Technologies, Inc.

By:	/s/ Jatinder S. Bhogal

Jatinder S. Bhogal

Chairman and Chief Executive Officer